Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 of EarthShell Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Simon K. Hodson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my best knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ SIMON K. HODSON
                                       -----------------------------------------
                                                 Simon K. Hodson
                                              Chief Executive Officer
                                               Date: March 31, 2005

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 of EarthShell Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. Scott Houston, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my best knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ D. SCOTT HOUSTON
                                       -----------------------------------------
                                                   D. Scott Houston
                                                 Chief Financial Officer
                                                  Date: March 31, 2005